POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and him in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 19, 1999
--------------------------
Date

/s/LOUIS G. LOWER, II
--------------------------
Louis G. Lower, II
Chairman of the Board and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and him in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 19, 1999
--------------------------
Date

/S/MICHAEL J. VELOTTA
--------------------------
Michael J. Velotta
Vice President,  Secretary, General
Counsel and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Thomas J. Wilson II, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 22, 1999
--------------------------
Date

/s/THOMAS J. WILSON, II
--------------------------
Thomas J. Wilson, II
President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 18, 1999
--------------------------
Date

/s/KEVIN R. SLAWIN
--------------------------
Kevin R. Slawin
Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 19, 1999
--------------------------
Date

/s/SAMUEL H. PILCH
--------------------------
Samuel H. Pilch
Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Timothy H. Plohg, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 19, 1999
--------------------------
Date

/s/TIMOTHY H. PLOHG
--------------------------
Timothy H. Plohg
Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Marcia D. Alazraki, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 18, 1999
--------------------------
Date

/s/MARCIA D. ALAZRAKI
--------------------------
Marcia D. Alazraki
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Cleveland Johnson, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 18, 1999
--------------------------
Date

/s/CLEVELAND JOHNSON, JR.
--------------------------
Cleveland Johnson, Jr.
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 18, 1999
--------------------------
Date

/s/MARLA G. FRIEDMAN
--------------------------
Marla G. Friedman
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Joseph J. Richardson, whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael
J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 18, 1999
--------------------------
Date

/s/JOSEPH J. RICHARDSON
--------------------------
Joseph J. Richardson
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that John R. Raben, Jr., whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 23, 1999
--------------------------
Date

/s/JOHN R. RABEN, JR.
--------------------------
John R. Raben, Jr.
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       REGISTRATION STATEMENT ON FORM S-3


         Know all men by these presents that Sally A. Slacke , whose signature appears below, constitutes and appoints Louis G. Lower, II and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


August 17, 1999
--------------------------
Date

/s/ SALLY A. SLACKE
--------------------------
Sally A. Slacke
Director